FORM OF PRIVATE PLACEMENT UNIT SUBSCRIPTION AGREEMENT
 (B.C. and Offshore Subscribers)

THIS AGREEMENTis dated for reference the last day of execution by a party.

BETWEEN:

IMAGIS TECHNOLOGIES INC. a company incorporated under
the laws of British Columbia and having an office located at Suite
1300, 1075 West Georgia Street, Vancouver, B.C. V6E 3C9

(the "Issuer")

AND:

(the "Purchaser")

WHEREAS:

A.     The Issuer wishes to issue _________ units (the "Units"), at a price of $1.00 (Cdn.) per Unit by way of a private placement (the "Offering"). Each Unit is comprised of one fully paid and non-assessable common share without par value in the capital of the Issuer (a "Share") and one non-transferable share purchase warrant. Each whole Warrant (a "Warrant") shall entitle the holder thereof to purchase an additional previously unissued common share (a "Warrant Share") in the capital of the Issuer for a period of one year from the date of Closing (as defined in Section 4 hereof) at a price of $1.10 per Warrant Share;

B.     The Purchaser has agreed to subscribe for and purchase Units under the Offering on the terms and conditions of this Subscription Agreement; and

C.     The Issuer is listed on the Canadian Venture Exchange Inc. (the "Exchange") and is subject to the regulatory jurisdiction of the Exchange, the Executive Director of the British Columbia Securities Commission and the British Columbia Securities Commission (together, the "Commission").

NOW THEREFORE THIS AGREEMENT WITNESSES in consideration of the premises and the mutual covenants and undertakings hereinafter contained, and of other good and valuable consideration (the receipt and sufficiency whereof are hereby acknowledged), the parties hereto hereby covenant and agree as follows:

1.     PURCHASE AND SALE OF UNITS

1.1     On the Closing (as defined in Section 4), the Purchaser will purchase from the Issuer the number of Units set forth on the signature page hereof, at a price of $1.00 per Unit for a total purchase price of $_________.

1.2     The Warrants will be non-transferable and will be registered in the name of the Purchaser.

1.3     The terms and conditions which govern the Warrants will be referred to on the certificates representing the Warrants and will contain, among other things, provisions for the appropriate adjustment in the class, number and price of the Warrants upon the occurrence of certain events including any subdivision, consolidation or reclassification of the shares or amalgamation of the Issuer or the payment of stock dividends.

1.4     The issue of the Warrants will not restrict or prevent the Issuer from obtaining any other financing, nor from issuing additional securities or rights during the period within which the Warrants are exercisable.

2.     REPRESENTATIONS, WARRANTIES,
        ACKNOWLEDGMENTS AND COVENANTS OF THE PURCHASER

2.1     The Purchaser acknowledges, represents and warrants to the Issuer as at the date of this Agreement and at the Closing, that:

(a)     the sale and delivery of the Units to the Purchaser is conditional upon such sale being exempt from the requirements to file a prospectus with the Commission, or upon such rulings, orders, consents or approvals as may be required to permit such sale without the filing of a prospectus under the requirements of the Securities Act (British Columbia) R.S.B.C. 1996, c.418 (the "Act") or the rules (the "Rules") promulgated pursuant to the Act, and that because no prospectus has been filed by the Issuer with the Commission in connection with the distribution of the Units, Shares, Warrants and Warrant Shares (collectively the "Securities"):

(i)     the Purchaser is restricted from using most of the protections, rights remedies available under the Act and the Rules including statutory rights of rescission or damages;

(ii)     the Purchaser may not receive information that would otherwise be required to be provided to the Purchaser under the Act and the Rules; and

(iii)     the Issuer is relieved from certain obligations that would otherwise apply under the Act and the Rules;

(b)     the Purchaser is either:

(i)     qualified to purchase the Units under Section 74(2)(9) of the Act by virtue of being either a director, senior officer or employee of the Issuer or an affiliate of the Issuer and has not been induced to purchase the Securities by expectation of employment or continued employment; or

(ii)     qualified to purchase Units under section 128(h) of the Rules by virtue of meeting the requirements set out:

(A)     in paragraphs 5(e) and (f) of the attached "Schedule A", Form 20A (IP) (in case of a Purchaser that is an individual), and

(B)     in paragraphs 6(c)(i), (ii) or (iii) of the attached "Schedule B", Form 20A (NIP) (in the case of a Purchaser that is other than an individual); or

(iii)     is purchasing sufficient Units under section 74(2)(4) of the Act so that the aggregate acquisition cost of the Units to the Purchaser is not less than $97,000 and is not a corporation, syndicate, partnership or entity or organization created solely to permit the purchase of the Units (or other similar purchases) by a group of individuals whose individual shares of the aggregate acquisition cost of the Units is less than $97,000; or

(iv)     the purchaser resides outside of Canada and the United States and hereby certifies that it is not resident in British Columbia and acknowledges that:

(A)     the Purchaser is knowledgeable of, or has been independently advised as to, the applicable securities laws which would apply to this subscription;

(B)     no securities commission or similar regulatory authority has reviewed or passed on the merits of the securities offered hereby;

(C)     there is no government or other insurance covering the Securities;

(D)     there are risks associated with the purchase of the Units;

(E)     there are restrictions on the Purchaser's ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the securities; and

(F)     the Issuer has advised the Purchaser that the Issuer is relying of an exemption from the requirements to provide the Purchaser with a prospectus and to sell securities through a person registered to sell securities under the Act and the Rules, and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by the Act and the Rules, including statutory rights of rescission or damages, will not be available to the Purchaser.

(c)     the Purchaser is purchasing the Securities as principal and no other person, corporation, firm or other organization will have a beneficial interest, present or future, in the Securities; or the Purchaser is a "portfolio manager":

(i)     registered or exempted from registration under the Act;

(ii)     registered or exempted under the legislation of a province of territory of Canada other than British Columbia; or

(iii)     carrying on business in a jurisdiction outside Canada and the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(iv)     the Purchaser is purchasing the Units as an agent for accounts that are fully managed by it;

(d)     the Securities were not offered to the Purchaser through an advertisement in printed media of general and regular paid circulation, radio or television and the Purchaser knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Securities;

(e)     no person has made the Purchaser any written or oral representations:

(i)     that any person will resell or repurchase the Securities;

(ii)     that any person will refund the purchase price of the Securities;

(iii)     as to the future price or value of the Securities; or

(iv)     that the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post the Securities for trading on a stock exchange, except for the listing of the Shares on the Exchange;

(f)     this subscription has not been solicited in any other manner contrary to the Act or the Rules or the United States Securities Act of 1933, as amended (the "1933 Act");

(g)     the Purchaser is not resident in the United States (as defined herein) and was not resident in the United States at the time the offer to purchase the Securities was made and is not a U.S. Person (as defined herein) and does not intend to resell the Securities in the United States or to a U.S. Person. It is not and will not be purchasing the Securities for the account of any U.S. Person. For purposes of this Subscription Agreement, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia and "U.S. Person" shall have the same meaning set forth in Regulation S promulgated under the 1933 Act ("Regulation S"), which definition includes, among other things, an individual resident in the United States, a corporation, partnership, or other entity created in or organized under the laws of the United States, and an estate or trust of which an executor, administrator or trustee, respectively, is a U.S. Person.

(h)     the Purchaser is not a "control person" of the Issuer as defined in the Act, will not become a "control person" by virtue of this purchase of the Securities and does not intend to act in concert with any other person to form a control group;

(i)     the Purchaser has no knowledge of a "material fact" or "material change" (as those terms are defined in the Act) in the affairs of the Issuer that has not been generally disclosed to the public, save knowledge of this particular transaction;

(j)     the offer made by this subscription is irrevocable and requires acceptance by the Issuer and the Purchaser waives the need for the Issuer to communicate its acceptance of the purchase of the Securities pursuant to this Agreement;

(k)     the purchase of the Securities has been privately negotiated and arranged and the Purchaser or his/her agent has been invited and afforded the opportunity to conduct a review of all of the Issuer's affairs and records in order that the Purchaser may be properly and fully aware of all of the facts relevant to the Issuer's affairs. Furthermore, the Purchaser has sought and obtained independent legal advice regarding the purchase and resale of the Securities under the Act and the Rules and any other applicable securities laws;

(l)     the Purchaser is aware that the Offering has no minimum subscription and therefore any subscription funds may be accepted and used by the Issuer, subject to section 4.3 hereof;

(m)     unless the Purchaser is otherwise exempted under the Act or Rules and the applicable rules or policies of the Exchange, the Securities must be unconditionally held for a period of four (4) months from the date of Closing and thereafter may be subject to restriction or notice requirements under the Act or Rules upon disposition and, if the Purchaser is not a resident of British Columbia, may also be subject to additional resale restrictions.

(n)     the certificates representing the Securities will contain the following legend:

"The securities represented by this share certificate are subject to a hold period and may not be traded in British Columbia until the expiry of the hold period except as permitted by the Securities Act (British Columbia) and regulations made under the Act. The hold period expires at midnight on date which is four (4) months from the date of this Subscription Agreement."

(o)     in addition to any specific legend required by securities legislation, the Securities will be subject to resale restrictions imposed by the Exchange. Accordingly, the Securities will bear the following legend:

"Without prior written approval of the Canadian Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the Canadian Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until date which is four (4) months from the date of issue of the Securities."

(p)     the Purchaser has the legal capacity to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Purchaser is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary regulatory approvals by its directors, shareholders or others have been given to authorize execution of this Subscription Agreement on behalf of the Purchaser;

(q)     the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

(r)     this Subscription Agreement has been duly executed and delivered by the Purchaser and constitutes a valid obligation of the Purchaser legally binding upon the Purchaser and enforceable against the Purchaser in accordance with its terms;

(s)     the Purchaser is aware and has been advised that the Purchaser's investment in the Issuer is speculative and involves a high degree of risk, that substantial financing for the Issuer will be required in the future, and that there is no assurance that such additional financing can be obtained;

(t)     the Purchaser has not received, nor has the Purchaser requested, nor does it have any need to receive an offering memorandum prepared in compliance with Section 133 of the Rules or other documents (other than annual financial statements, interim financial statements, or any other documents the content of which is prescribed by statute) describing the business and affairs of the Issuer which has been prepared for delivery to and review by prospective investors in order to assist the Purchaser in making an investment decision in respect of the Securities;

(u)     the statements of fact set out in the Form 20A - Acknowledgement delivered (if applicable) by the Purchaser concurrently with this subscription, and any other representations and warranties provided by the Purchaser to the Issuer in this Subscription Agreement, are true and correct;

2.2     The Purchaser covenants with the Issuer that the Purchaser will, concurrently with the execution and delivery of this Subscription Agreement, deliver to the Issuer:

(a)     if an individual, a duly completed and executed Form 20A(IP) - Acknowledgement of Individual Purchaser in the form attached hereto as Schedule "A";

(b)     if other than an individual and purchasing Units having an aggregate acquisition cost of less than $97,000, a duly completed and executed Form 20A (NIP) - Acknowledgement of Purchaser That is Not an Individual in the form attached hereto as Schedule "B";

(c)     if Placee other than an individual, the Corporate Placee Registration Form 4D1 attached as Schedule "C".

(d)     if a foreign portfolio manager, the Certificate by Foreign Portfolio Manager in Form 4D2 attached thereto as Schedule "D";

2.3     The Purchaser makes the acknowledgments in Section 5 of the attached Form 20A to the Issuer and understands the Issuer will rely on such acknowledgments in accepting the subscription.

2.4     The Purchaser covenants to comply with the Act, the Rules and any other relevant legislation, order or policy concerning the purchase of, holding of and resale of the Securities.

3.     REPRESENTATIONS AND WARRANTIES OF THE ISSUER

The Issuer represents and warrants that, as of the date given and at the Closing:

(a)     the Issuer and its subsidiaries, if any, are duly organized and validly existing under the laws of their jurisdiction of incorporation, amalgamation or continuance, are in good standing with the corporate governmental authorities of such jurisdiction(s) with respect to the filing of annual returns and such other filings as are necessary to maintain their corporate existence and they have full corporate power to conduct their business as such business is now being conducted;

(b)     there are no claims, actions, suits, judgments, or proceedings pending against or affecting the Issuer which will or may have a material adverse effect upon the Issuer, nor does it know of any reasonable ground for any such claims, actions, suits, judgments or proceedings;

(c)     it has the full power and authority to enter into and to perform this Subscription Agreement and to do all other acts which may be necessary to consummate the transactions contemplated hereby;

(d)     the Issuer will reserve or set aside sufficient shares in the treasury of the Issuer to issue the Shares and the Warrant Shares;

(e)     the Issuer is an "exchange issuer" as defined in the Act, is recognized as such by the Commission and the Exchange, and is not on the list of Defaulting Issuers maintained by the Commission;

(f)     the Issuer will use its reasonable best efforts to diligently seek and obtain the acceptance for filing of this Subscription Agreement by the Exchange and will make all filings necessary to obtain the exemptions from registration and prospectus requirements available under the Act or the Rules in respect of the transaction contemplated hereby;

(g)     the issue of the Securities will, at the time of their issuance, have been approved by all requisite corporate action and the Shares and the Warrant Shares will, upon issue and delivery, be validly issued as fully paid and non-assessable;

(h)     the issuance and sale of the Securities by the Issuer does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Issuer is a party; and

(i)     this Subscription Agreement has been duly authorized by all necessary corporate action on the part of the Issuer and constitutes a valid obligation of the Issuer legally binding upon it and enforceable in accordance with its terms.

4.     SECURITIES REGULATORY APPROVAL AND CLOSING

4.1     This Subscription Agreement is subject to the approval of all securities regulatory authorities having jurisdiction.

4.2     The closing of the transaction contemplated by this Subscription Agreement (the "Closing") will take place within five business days of the receipt of final acceptance for filing by the Exchange of this Subscription Agreement.

4.3     On execution of this Subscription Agreement or forthwith thereafter, the Purchaser will deliver to the Issuer a certified cheque or banker's draft made payable to the Issuer for the total purchase price of the Units subscribed for hereunder (the "Subscription Funds"). Alternatively, the Purchaser may wire transfer the Subscription Funds directly to the Issuer's account. The Subscription Funds may be used by the Issuer for its corporate purposes pending the approval of this Subscription Agreement by all securities regulatory authorities having jurisdiction and closing of this private placement. Any interest income from the Subscription Funds shall be for the account of the Issuer to be applied to its expenses in respect of this Subscription Agreement regardless of whether this Subscription Agreement is approved by such regulatory authorities or not. Should such regulatory authorities not approve this Subscription Agreement it shall be converted into a demand loan agreement and the payment of the Subscription Funds to the Issuer shall become a demand loan repayable without interest.

4.4     At Closing, the Issuer will, against payment of the Subscription Funds, deliver to the Purchaser the certificates representing the Shares and the Warrants forming part of the Units registered in the name of the Purchaser or the Purchaser's nominee in the denominations specified by the Purchaser.

4.5     At Closing, the Issuer will deliver to the Purchaser such copies of approvals or other documents as the Purchaser may reasonably request.

4.6     The warranties of the Purchaser and the Issuer herein shall survive the Closing.

5.     WITHDRAWAL AND ASSIGNMENT

This Subscription Agreement has been entered into by the Purchaser for valuable consideration and shall not be withdrawn or revoked by the Purchaser and shall not be assignable by the Purchaser without the written consent of the Issuer which consent may be unreasonably withheld.

6.     ENTIRE AGREEMENT

This Subscription Agreement contains the entire agreement between the parties hereto. Other than as described herein there have not been any inducements, representations, or warranties made by the Issuer or by any of its directors, officers, employees or agents upon which the Purchaser has relied on in entering into this Subscription Agreement.

7.     MISCELLANEOUS

7.1     Time is of the essence of this Subscription Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

7.2     The parties to this Subscription Agreement may amend the Subscription Agreement only in writing.

7.3     The Purchaser will execute and deliver if applicable, a Form 20A, and the parties to the Agreement will execute and deliver such other documents, transfers, deeds, assurances and procedures necessary in the opinion of counsel for the Issuer, for the purposes of giving effect to or perfecting the transaction contemplated by this Subscription Agreement. If Form 20A is applicable, the Purchaser makes the acknowledgments in Section 5 of the attached Form 20A to the Issuer and understands the Issuer will rely on such acknowledgments in accepting the subscription.

7.4     The Purchaser hereby appoints any director of the Company, as the Purchaser's agent, with full power and authority to advise the Issuer of the Payment Date and complete such minor and consequential information in the required documentation as may be necessary to properly complete such documentation.

7.5     All monetary amounts set out herein are in lawful currency of Canada, unless specifically noted otherwise.

7.6     This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their respective heirs, executors, successors and permitted assigns.

7.7     Unless otherwise provided herein, any notice or other communication to a party under this Subscription Agreement may be made, given or served by registered mail, postage pre-paid, by telecopy or by delivery to the parties at the addresses as set out in this Subscription Agreement. Any notice or other communication:

(a)     mailed shall be deemed to have been received on the fifth business day following its mailing;

(b)     telecopied shall be deemed to have been received on the business day following the date of transmission; and

(c)     delivered shall be deemed to have been received on the date of delivery.

In the event of a postal strike or delay affecting mail delivery, the date of receipt of any notice by mail is deemed to be extended by the length of such strike or delay. Each party may change its address for service at any time by providing notice in writing of such change to the other party.

7.8     This Subscription Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

7.9     This Subscription Agreement may be signed by the parties hereto in as many original or facsimile counterparts as may be necessary, each of which so signed shall be deemed to be an original, and such counterparts together with constitute one and the same instrument and notwithstanding the date of execution shall be deemed to be effective the last day and year below stated.

Registration and Delivery Instructions
Name to appear on Certificates
(if no name is indicated, the certificates will be registered in the name of the Subscriber above)

Address for Delivery
(if no address is given, certificates will be delivered to the Subscriber's residential address)

Number and Denominations of Certificates in multiples of 1,000
(if no instructions are given, a single certificate will be issued)

Details of Subscription	Name, Residential Address and Present Shareholdings of Purchaser:
Number of Units: __________ Price per Unit: $1.00 Total Price: $_____________
________________________________________ Name

________________________________________ Street Address

________________________________________ City and Province                        Postal Code

________________________________________ Telephone Number

________________________________________ DIRECT AND INDIRECT SHAREHOLDINGS
OF ISSUER (NOT INCLUDING THIS PURCHASE)

The Purchaser, intending to be legally bound, has executed this Subscription Agreement as of the __________ day of _______________, 2001.
IF THE PURCHASER IS AN INDIVIDUAL

SIGNED, SEALED AND DELIVERED by the Purchaser in the presence of:

_____________________________________ Signature of Witness
_____________________________________ Signature of Purchaser
_____________________________________ Name
_____________________________________ Address

IF THE PURCHASER IS A CORPORATION

_____________________________________ (Corporation Name)
_____________________________________ by (Signature)
_____________________________________ Name and Office (Please Print)

ACCEPTANCE
Subscription accepted on ____________________, 2001. IMAGIS TECHNOLOGIES INC. By: __________________________________________ Authorized Signatory

SCHEDULE "A"

This is the form required under section 135 of the Securities Rules or, where required, under an order issued under section 76 of the Securities Act.

FORM 20A
Securities Act

ACKNOWLEDGMENT OF INDIVIDUAL PURCHASER

1.     I have agreed to purchase from IMAGIS TECHNOLOGIES INC. (the "Issuer") _________ Units (the "Securities") of the Issuer.

2.     I am purchasing the Securities as principal and, on closing of the agreement of purchase and sale, I will be the beneficial owner of the Securities.

3.     I [circle one] have/have not received an offering memorandum describing the Issuer and the Securities.

4.     I acknowledge that:

(a)     no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, AND

(b)     there is no government or other insurance covering the Securities, AND

(c)     I may lose all of my investment, AND

(d)     there are restrictions on my ability to resell the Securities and it is my responsibility to find out what those restrictions are and to comply with them before selling the Securities, AND

(e)     I will not receive a prospectus that the British Columbia Securities Act (the "Act") would otherwise require to be given to me because the Issuer has advised me that it is relying on a prospectus exemption, AND

(f)     because I am not purchasing the Securities under a prospectus, I will not have the civil remedies that would otherwise be available to me, AND

(g)     the Issuer has advised me that it is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraph 5(g), and as a result I do not have the benefit of any protection that might have been available to me by having a dealer act on my behalf.

5.     I also acknowledge that: [circle one]

(a)     I am purchasing Securities that have an aggregate acquisition cost of $97,000 or more, OR

(b) my net worth, or my net worth jointly with my spouse at the date of the agreement of purchase and sale of the security, is not less than $400,000, OR

(c)     my annual net income before tax is not less than $75,000, or my annual net income before tax jointly with my spouse is not less than $125,000, in each of the

ii

two most recent calendar years, and I reasonably expect to have annual net income before tax of not less than $75,000 or annual net income before tax jointly with my spouse of not less than $125,000 in the current calendar year, OR

(d)     I am registered under the Act, OR

(e)     I am a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

(f)     I am a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

(g)     I am purchasing securities under section 128(c) ($25,000 - registrant required) of the Rules, and I have spoken to a person _________________________ [Name of Registered Person] (the "Registered Person") who has advised me that the Registered Person is registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for me.

6.     If I am an individual referred to in paragraph 5(b), 5(c), or 5(d), I acknowledge that, on the basis of information about the Securities furnished by the Issuer, I am able to evaluate the risks and merits of the Securities because: [circle one]

(a)     of my financial, business or investment experience, OR

(b)     I have received advice from a person _________________________ [Name of adviser] (the "Adviser") who has advised me that the Adviser is:

(i)     registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, and

(ii)     not an insider of, or in a special relationship with, the Issuer.

The statements made in this report are true.

DATED the ________ day of ____________________, 2001.

___________________________________
Signature of Purchaser

___________________________________
Name of Purchaser

___________________________________
Address of Purchaser

___________________________________

SCHEDULE "B"

This is the form required under section 135 of the Rules and, if applicable, by an order issued under section 76 of the Securities Act.

FORM 20A (NIP)

Securities Act

Acknowledgment of Purchaser that is not an individual

1.      _________________________ (the "Purchaser") has agreed to purchase from IMAGIS TECHNOLOGIES INC. (the "Issuer") __________ units (the "Securities") of the Issuer.

2.     The Purchaser is purchasing the Securities as principal, or is a trust company, insurer or portfolio manager acting on behalf of fully managed accounts and is deemed to be purchasing as principal under section 74(1) of the British Columbia Securities Act (the "Act").

3.     On closing of the agreement of purchase and sale, the Purchaser will be the beneficial owner of the Securities, except where the Purchaser is a trust company, insurer or portfolio manager acting on behalf of fully managed accounts under section 74(1) of the Act.

4.     The Purchaser [circle one] has/has not received an offering memorandum describing the Issuer and the Securities.

5.     The Purchaser acknowledges that:

(a)     no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities, AND

(b)     there is no government or other insurance covering the Securities, AND

(c)     the Purchaser may lose all of its investment, AND

(d)     there are restrictions on the Purchaser's ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities, AND

(e)     the Purchaser will not receive a prospectus that the Act would otherwise require be given to the Purchaser because the Issuer has advised the Purchaser that the Issuer is relying on a prospectus exemption, AND

(f)     because the Purchaser is not purchasing the Securities under a prospectus, the Purchaser will not have the civil remedies that would otherwise be available to the Purchaser, AND

(g)     the Issuer has advised the Purchaser that the Issuer is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraph 6(b), and as a result the Purchaser does not have the benefit of any protection that might have been available to the Purchaser by having a dealer act on the Purchaser's behalf.

6.     The Purchaser acknowledges that:

(a)     it is a "sophisticated purchaser" as described in paragraph 2 in the attached Appendix A [circle the applicable subparagraph in paragraph 2 in Appendix A]; OR

ii

(b)     the Securities were purchased under section 128(c) ($25,000 - registrant required) of the Rules and an authorized signatory of the Purchaser has spoken to a person _________________________ [Name of Registered Person] (the "Registered Person") who has advised the authorized signatory that the Registered Person is registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for the Purchaser; OR

(c)     the Purchaser is a corporation, all the voting securities of which are beneficially owned by one or more of:

(i)     a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

(ii)     a senior officer or director of the Issuer, or of an affiliate of the Issuer , OR

(iii)     a spouse, parent, brother, sister, or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer.

7.     If the Purchaser is referred to in paragraph 6(a), the Purchaser acknowledges that, on the basis of information about the Securities furnished by the Issuer, the Purchaser is able to evaluate the risks and merits of the Securities because: [circle one]

(a)     of the financial, business or investment experience of the Purchaser, OR

(b)     the Purchaser has received advice from a person _________________________ [Name of adviser] (the "Adviser") who has advised the Purchaser that the Adviser is:

(i)     registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, AND

(ii)     not an insider of, or in a special relationship with, the Issuer.

The statements made in this report are true.

DATED the __________ day of _________________________, 2001.

__________________________________
Signature of Authorized Signatory of Purchaser

__________________________________
Name and Office of Authorized Signatory of Purchaser

__________________________________
Name of Purchaser

__________________________________
Address of Purchaser

Please turn to Appendix A, which is attached to and forms a part of this Form 20A (NIP).

APPENDIX A TO FORM 20A (NIP)

[Circle the applicable subparagraph in paragraph 2.]

"Sophisticated purchaser" means a purchaser that, in connection with a distribution, gives an acknowledgment under section 135 of the Rules to the Issuer, where the Issuer does not believe, and has no reasonable grounds to believe, that the acknowledgment is false, acknowledging both that:

1.     the purchaser is able, on the basis of information about the investment furnished by the Issuer, to evaluate the risks and merits of the prospective investment because of:

(a)     the purchaser's financial, business or investment experience, OR

(b)     advice the purchaser receives from a person who is registered to advise, or is exempted from the requirement to be registered to advise, in respect of the security that is the subject of the trade (the "Security") and who is not an insider of, or in a special relationship with, the Issuer of the Security; AND

2.     the purchaser is one of the following [circle one]:

(a)     a person registered under the Securities Act, OR

(b)     an individual who:

(i)     has a net worth, or net worth jointly with the individual's spouse, at the date of the agreement of purchase and sale of the Security, of not less than $400,000, OR

(ii)     has had in each of the 2 most recent calendar years, and reasonably expects to have in the current calendar year:

- annual net income before tax of not less than $75,000, OR

- annual net income before tax, jointly with the individual's spouse, of not less than $125,000; OR

(c)     a corporation, partnership or trust that:

(i)     has net assets of not less than $400,000, OR

(ii)     has had in each of the 2 most recent calendar years, and reasonably expects to have in the current calendar year, net income before tax of not less than $125,000, OR

(d)     a corporation in which all of the voting shares are beneficially owned by sophisticated purchasers or of which the majority of the directors are sophisticated purchasers, OR

(e)     a general partnership in which all of the partners are sophisticated purchasers, OR

(f)     a limited partnership in which a majority of the general partners are sophisticated purchasers, OR

(g)     a trust in which all of the beneficiaries are sophisticated purchasers or the majority of the trustees are sophisticated purchasers.

SCHEDULE "C"

FORM 4D1

CORPORATE PLACEE REGISTRATION FORM

Where subscribers to a private placement are not individuals, the following information about the placee must be provided. This Form will remain on file with the Exchange. The corporation, trust, portfolio manager or other entity (the "Company") need only file it once, and it will be referenced for all subsequent private placements in which it participates. If any of the information provided in this Form changes, the Company must notify the Exchange prior to participating in further placements with Exchange Issuer.

1.     Name of Company:

2.     Address of Company's Head Office:

3.     Jurisdiction of Incorporation or Creation:

4.     If the Company will be purchasing securities as principal, please check the box and include the names and addresses of persons having a greater than 10% beneficial interest in the Company: ☐

5.     The undersigned acknowledges that they are bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions (See for example, sections 87 and 111 of the Securities Act (British Columbia) and sections 141 and 147 of the Securities Act (Alberta).

6.     For Companies which are portfolio managers or trusts purchasing pursuant to an exemption from the prospectus requirements prescribed by British Columbia Securities Law and are required pursuant to the applicable exemption to be purchasing as "principal" please check the box and complete the Additional Undertaking and Certification in Form 4D2. ☐

Dated at _______________________________ on _______________________________.

___________________________________
(Name of Purchaser - please print)

___________________________________
(Authorized Signature)

___________________________________
(Official Capacity - please print)

___________________________________
(please print name of individual whose signature
appears above, if different from name of purchaser
printed above)

SCHEDULE "D"

FORM 4D2

Portfolio Manager:
Additional Undertaking and Certification

If the undersigned is a portfolio manager purchasing as agent for accounts that are fully managed by it, pursuant to an exemption from the prospectus requirements prescribed by British Columbia Securities Law, the undersigned acknowledges that it is bound by the provisions of the Securities Act (British Columbia) (the "Act"), and undertakes to comply with all provisions of the Act relating to ownership of, and trading in, securities including, without limitation, the filing of insider reports and reports pursuant to Section 111 of the Act. If any of the information provided in this Form changes, the portfolio manager undertakes to notify the Exchange prior to participating in further private placements with Exchange listed companies.

If the undersigned carries on business as a portfolio manager in a jurisdiction outside of Canada, the undersigned certifies that:

a)     it is purchasing securities of the Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client's express consent to a transaction;

b)     it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a "portfolio manager" business) in _________________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

c)     it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

d)     the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

e)     it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

Dated at ____________________ on ____________________.
___________________________________
(Name of Purchaser - please print)

___________________________________
(Authorized Signature)

___________________________________
(Official Capacity - please print)

___________________________________
(please print name of individual whose signature
appears above, if different from name of purchaser
printed above)